Exhibit 99.1
For more information, contact:
Tom Miller
Chief Financial Officer
(818) 444-2325
tmiller@ixiacom.com
Ixia Announces Third Quarter Results
CALABASAS, CA— October 23, 2008— Ixia (Nasdaq: XXIA) today announced financial results for the third quarter of 2008.
Total revenues for the third quarter of 2008 were $47.3 million, which compares to $45.9 million in the immediately preceding second quarter of 2008 and $44.0 million in the third quarter of 2007. For the third quarter of 2008, Ixia reported net income on a GAAP basis of $483,000, or $0.01 per diluted share, compared to net income of $1.9 million, or $0.03 per diluted share, for the third quarter of 2007. Net income for the third quarter of 2008 reflects an impairment charge of approximately $4.3 million related to bonds ($5.0 million face value) issued by Lehman Brothers Holdings, Inc.
Ixia’s 2008 third quarter GAAP results include non-cash charges of $2.4 million related to stock-based compensation, $1.4 million for the amortization of acquired intangible assets, $4.3 million for the bond impairment mentioned above, and a net tax benefit of approximately $2.2 million related to these items. Excluding the effects of these items, non-GAAP net income for the third quarter of 2008 was $6.3 million, or $0.10 per diluted share, compared to $5.8 million, or $0.08 per diluted share, for the third quarter of 2007. Third quarter 2007 non-GAAP results exclude non-cash charges of $3.8 million related to stock-based compensation, $1.7 million related to the amortization of acquired intangible assets, and a net tax benefit of $1.6 million related to these items.
“Despite a challenging economic environment, we displayed positive momentum on several fronts and delivered good operating results during the quarter,” said Atul Bhatnagar, Ixia’s president and chief executive officer. “Our service provider and government businesses helped propel revenue growth, while strong software sales and expense control drove our non-GAAP operating margins for the quarter to just over 15%. We also announced several important product developments during the quarter, including the unveiling of our working 40 gigabit Ethernet test solution at the Broadband World Forum in September, and the fourth quarter availability of the industry’s first 100 gigabit Ethernet test device. Building on our leadership in gigabit and 10 gigabit Ethernet testing, Ixia is now the first company to demonstrate working 40 and 100 gigabit Ethernet test solutions. We believe that by continuing to be first to market with new Ethernet solutions that our customers need and demand, we will position Ixia for continued growth over the next several years.”
As of September 30, 2008, Ixia had cash, cash equivalents and investments of $217 million and no debt.
Ixia will host a conference call today for analysts and investors to discuss its 2008 third quarter results and business outlook for the 2008 fourth quarter at 5:00 p.m. Eastern Time. Open to the public, a live webcast of the conference call will be accessible from the “Investors” section of Ixia’s Web Site (www.ixiacom.com). Following the live webcast, an archived version will be available in the “Investors” section on the Ixia Web Site for 90 days.

Non-GAAP Information
To supplement our consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), we have included certain non-GAAP financial measures in this press release and in the attachments hereto. Specifically, we have provided non-GAAP financial measures (e.g., non-GAAP cost of revenues, non-GAAP operating expenses, non-GAAP operating income, non-GAAP income tax expense, non-GAAP net income, and non-GAAP diluted earnings per share) that exclude certain non-cash expenses such as the amortization or impairment of acquisition-related intangible assets, the impairment charges related to certain investments and stock-based compensation, as well as the related income tax effects of such items. The amortization or impairment of acquisition-related intangible assets, the impairment charges related to certain investments and stock-based compensation represent non-cash charges that may be difficult to estimate from period to period and that are not directly attributable to the underlying performance of our business operations. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance. We believe that by excluding certain non-cash charges, as well as the related income tax effects, our non-GAAP measures provide supplemental information to both management and investors that is useful in assessing our core operating performance, in evaluating our ongoing business operations and in comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to plan and forecast future periods and to assist in making operating and strategic decisions. The presentation of this additional information is not prepared in accordance with GAAP. The information therefore may not necessarily be comparable to that of other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Investors are encouraged to review the reconciliations of GAAP to non-GAAP financial measures which are included below in this press release.
About Ixia
Ixia is a leading provider of IP performance test systems and service verification platforms for IP-based infrastructure and services. Ixia’s test systems are used by network and telephony equipment manufacturers, semiconductor manufacturers, service providers, governments and enterprises to validate the performance and reliability of complex IP networks, devices, and applications. Ixia’s multiplay test systems address the growing need to test voice, video, and data services and network capability under real-world conditions.
For more information, contact Ixia at 26601 W. Agoura Road, Calabasas, CA 91302; (818) 871-1800, Fax: (818) 871-1805; Email: info@ixiacom.com or visit our Web Site at http://www.ixiacom.com.
Ixia and the Ixia four petal logo are trademarks and/or registered trademarks of Ixia. Other trademarks are the property of their respective owners.

Safe Harbor Under the Private Securities Litigation Reform Act of 1995:
Certain statements made in this press release are forward-looking statements, including, without limitation, statements regarding possible future revenues, growth and profitability and future business and market share. In some cases, such forward-looking statements can be identified by terms such as “may,” “will,” “expect,” “plan,” “believe,” “estimate,” “predict” or the like. Such statements reflect our current intent, belief and expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that may cause future results to differ materially from our current expectations include those identified in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

IXIA
Condensed Consolidated Balance Sheets
(in thousands)

	September 30,	December 31,
	2008	2007
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$170,139	$188,892
Short-term investments in marketable securities	4,998	4,999
Accounts receivable, net	37,234	32,405
Inventories	11,477	12,731
Deferred income taxes	5,707	5,613
Prepaid expenses and other current assets	3,785	3,385

Total current assets	233,340	248,025

Investments in marketable securities	41,960	54,609
Property and equipment, net	19,816	21,433
Deferred income taxes	15,093	13,543
Intangible assets, net	11,863	14,147
Goodwill	16,728	16,728
Other assets	2,453	955

Total assets	$341,253	$369,440

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$3,490	$2,474
Accrued expenses	19,957	19,440
Deferred revenues	18,950	18,748
Income taxes payable	586	1,304

Total current liabilities	42,983	41,966

Deferred revenues	6,608	7,167
Other liabilities	5,248	3,807

Total liabilities	54,839	52,940

Shareholders’ equity:
Common stock, without par value; 200,000 shares authorized at September 30, 2008 and December 31, 2007; 63,563 and 68,171 shares issued and outstanding as of September 30, 2008 and December 31, 2007, respectively	93,864	132,092
Additional paid-in capital	105,294	98,157
Retained earnings	91,447	89,077
Accumulated other comprehensive loss	(4,191)	(2,826)

Total shareholders’ equity	286,414	316,500

Total liabilities and shareholders’ equity	$341,253	$369,440

IXIA
Condensed Consolidated Statements of Income
(in thousands, except per share data)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2008	2007	2008	2007

Revenues:
Products	$39,888	$37,247	$113,605	$108,826
Services	7,436	6,787	21,290	18,910

Total revenues	47,324	44,034	134,895	127,736

Costs and operating expenses:(1)
Cost of revenues — products	8,100	8,523	24,940	24,757
Cost of revenues — amortization of purchased technology	1,173	1,220	3,613	3,976
Cost of revenues — services	965	865	3,153	2,925
Research and development	12,483	12,767	36,999	35,377
Sales and marketing	14,474	13,944	44,203	42,253
General and administrative	6,526	6,109	19,668	18,440
Amortization of intangible assets	201	430	669	1,575
Impairment of purchased technology and intangible assets	—	—	—	3,263

Total costs and operating expenses	43,922	43,858	133,245	132,566

Income (loss) from operations	3,402	176	1,650	(4,830)
Interest and other income, net	1,405	2,818	5,938	8,429
Other-than-temporary impairment on investments	(4,298)	—	(4,298)	—

Income before income taxes	509	2,994	3,290	3,599
Income tax expense	26	1,068	920	1,032

Net income	$483	$1,926	$2,370	$2,567

Earnings per share:
Basic	$0.01	$0.03	$0.04	$0.04
Diluted	$0.01	$0.03	$0.04	$0.04

Weighted average number of common and common equivalent shares outstanding:
Basic	63,473	68,192	65,580	67,805
Diluted	64,416	69,572	66,539	69,298

(1) Stock-based compensation included in:
Cost of revenues — products	$120	$157	$368	$383
Cost of revenues — services	45	60	140	146
Research and development	866	1,590	2,749	3,850
Sales and marketing	781	1,130	2,555	3,496
General and administrative	552	861	1,920	1,821

IXIA
Non-GAAP Information and Reconciliation to Comparable GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three months ended September 30,
	2008		2007
		% Total		% Total
	Amount ($)	Revenues	Amount ($)	Revenues
Total cost of revenues — GAAP	$10,238	21.6%	$10,608	24.1%
Amortization of purchased technology(a)	(1,173)	-2.5%	(1,220)	-2.8%
Stock-based compensation(b)	(165)	-0.3%	(217)	-0.5%

Total cost of revenues — Non-GAAP	$8,900	18.8%	$9,171	20.8%

Operating expenses — GAAP	$33,684	71.2%	$33,250	75.5%
Amortization of intangible assets(a)	(201)	-0.4%	(430)	-1.0%
Stock-based compensation(b)	(2,199)	-4.7%	(3,581)	-8.1%

Operating expenses — Non-GAAP	$31,284	66.1%	$29,239	66.4%

Income from operations — GAAP	$3,402	7.2%	$176	0.4%
Effect of reconciling items(c)	3,738	7.9%	5,448	12.4%

Income from operations — Non-GAAP	$7,140	15.1%	$5,624	12.8%

Other-than-temporary impairment on investments — GAAP	$(4,298)	-9.1%	$—	—%
Effect of reconciling items(d)	4,298	9.1%	—	—%

Other-than-temporary impairment on investments — Non-GAAP	$—	—%	$—	—%

Income tax expense — GAAP	$26	0.1%	$1,068	2.4%
Effect of reconciling items(e)	2,188	4.6%	1,588	3.6%

Income tax expense — Non-GAAP	$2,214	4.7%	$2,656	6.0%

Net income — GAAP	$483	1.0%	$1,926	4.4%
Effect of reconciling items(f)	5,848	12.4%	3,860	8.7%

Net income — Non-GAAP	$6,331	13.4%	$5,786	13.1%

Diluted earnings per share — GAAP	$0.01		$0.03
Effect of reconciling items(g)	0.09		0.05

Diluted earnings per share — Non-GAAP	$0.10		$0.08

(a)	This reconciling item represents the amortization of intangible assets related to the acquisitions of various businesses and technologies such as the acquisition of the ANVLTM product line from Empirix, Inc., the acquisition of certain rights associated with the Chariot® product line from NetIQ Corporation and the acquisition of G3 Nova Technologies, Inc. As the amortization expense represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding the amortization of acquisition-related intangible assets, investors are provided with supplemental information that is useful in evaluating our ongoing operations and performance. While the amortization of acquired intangible assets is expected to continue in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(b)	This reconciling item represents stock-based compensation expense recognized under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”). As stock-based compensation represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding stock-based compensation, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance. While we expect to continue to recognize stock-based compensation expense in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(c)	This adjustment represents the effects of the reconciling items noted in footnotes (a) and (b).

(d)	This reconciling item represents an other-than-temporary impairment on long term bonds issued by Lehman Brothers Holdings, Inc. As this other-than-temporary impairment represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding this other-than-temporary impairment, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(e)	This adjustment represents the income tax effects of the reconciling items noted in footnotes (a), (b) and (d).

(f)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b) and (d), net of tax.

(g)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b) and (d), net of tax, on a diluted per share basis.

IXIA
Non-GAAP Information and Reconciliation to Comparable GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Nine months ended September 30,
	2008		2007
		% Total		% Total
	Amount ($)	Revenues	Amount ($)	Revenues
Total cost of revenues — GAAP	$31,706	23.5%	$33,161	26.0%
Amortization of purchased technology(a)	(3,613)	-2.7%	(3,976)	-3.1%
Impairment of purchased technology(b)	—	0.0%	(1,503)	-1.2%
Stock-based compensation(c)	(508)	-0.4%	(529)	-0.4%

Total cost of revenues — Non-GAAP	$27,585	20.4%	$27,153	21.3%

Operating expenses — GAAP	$101,539	75.3%	$99,405	77.8%
Amortization of intangible assets(a)	(669)	-0.5%	(1,575)	-1.2%
Impairment of intangible assets(b)	—	0.0%	(1,760)	-1.4%
Stock-based compensation(c)	(7,224)	-5.4%	(9,167)	-7.2%

Operating expenses — Non-GAAP	$93,646	69.4%	$86,903	68.0%

Income (loss) from operations — GAAP	$1,650	1.2%	$(4,830)	-3.8%
Effect of reconciling items(d)	12,014	9.0%	18,510	14.5%

Income from operations — Non-GAAP	$13,664	10.2%	$13,680	10.7%

Other-than-temporary impairment on investments — GAAP	$(4,298)	-3.2%	$—	—%
Effect of reconciling items(e)	4,298	3.2%	—	—%

Other-than-temporary impairment on investments — Non-GAAP	$—	—%	$—	—%

Income tax expense — GAAP	$920	0.7%	$1,032	0.8%
Effect of reconciling items(f)	5,175	3.8%	6,563	5.1%

Income tax expense — Non-GAAP	$6,095	4.5%	$7,595	5.9%

Net income — GAAP	$2,370	1.8%	$2,567	2.0%
Effect of reconciling items(g)	11,137	8.2%	11,947	9.4%

Net income — Non-GAAP	$13,507	10.0%	$14,514	11.4%

Diluted earnings per share — GAAP	$0.04		$0.04
Effect of reconciling items(h)	0.16		0.17

Diluted earnings per share — Non-GAAP	$0.20		$0.21

(a)	This reconciling item represents the amortization of intangible assets related to the acquisitions of various businesses and technologies such as the acquisition of the ANVLTM product line from Empirix, Inc., the acquisition of certain rights associated with the Chariot® product line from NetIQ Corporation and the acquisition of G3 Nova Technologies, Inc. As the amortization expense represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding the amortization of acquisition-related intangible assets, investors are provided with supplemental information that is useful in evaluating our ongoing operations and performance. While the amortization of acquired intangible assets is expected to continue in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(b)	This reconciling item represents the impairment of purchased technology of $1.5 million and the impairment of certain intangible assets of $1.8 million related to the acquisition of Communication Machinery Corporation in July 2005 and to the acquisition of the mobile video test product line from Dilithium Networks in January 2006.

(c)	This reconciling item represents stock-based compensation expense recognized under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”). As stock-based compensation represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding stock-based compensation, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance. While we expect to continue to recognize stock-based compensation expense in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(d)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b) and (c).

(e)	This reconciling item represents an other-than-temporary impairment on long term bonds issued by Lehman Brothers Holdings, Inc. As this other-than-temporary impairment represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding this other-than-temporary impairment, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(f)	This adjustment represents the income tax effects of the reconciling items noted in footnotes (a), (b), (c) and (e).

(g)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c) and (e), net of tax.

(h)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c) and (e), net of tax, on a diluted per share basis.